EXHIBIT 13.1

CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Copa Holdings, S.A. (the “Company”), does hereby certify, to such officer’s knowledge, that:

The Amendment No. 1 on Form 20-F/A to the Annual Report on Form 20-F for the year ended December 31, 2017 of the Company fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934 and information contained in the Amendment No. 1 on Form 20-F/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 8, 2019

/s/ Pedro Heilbron
Pedro Heilbron Chief Executive Officer

(Section 906 CEO Certification)